UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                               SEPTEMBER 28, 2005
                                (Date of Report)

                      GRIDLINE COMMUNICATIONS HOLDINGS INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                     000-30383                54-1964054
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)


                        14090 SOUTHWEST FRWY., SUITE 300
                               SUGARLAND, TX 77478
                    (Address of principal executive offices)

                                 (281) 340-8518
              (Registrant's telephone number, including area code)

                          NORTH SHORE CAPITAL IV, INC.
                              2208 PERSHING AVENUE
                           SHEBOYGAN, WISCONSIN 53083
         (Former name or former address, if changed since last report.)

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This Report on Form 8-K being filed by Gridline Communications Holdings Inc., a
Delaware corporation (the "Registrant") relates to the Registrant's appointment of two new directors to the Board of Directors of the Registrant.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

         Effective August 23, 2005, Mr. Duncan E. Wine resigned as a member the Registrant's Board of Directors. See the Registrant's Form 8-K filed with the United States Securities and Exchange Commission (the "Commission") on August 25, 2005.

         Effective August 26, 2005, Mr. Vernon L. Jackson resigned as a member the Registrant's Board of Directors. See Registrant's Form 8-K filed with the Commission on August 31, 2005.

         Effective September 8, 2005, the Board of Directors of the Registrant nominated and elected Mr. Wallace Ford to fill the vacancy created by Mr. Wine's resignation. Mr. Ford is a management consultant, university professor and international corporate attorney. In 2002, Mr. Ford founded Fordworks Associates, a New York City management-consulting firm that focuses on international and domestic business solutions. Mr. Ford remains the principal of this company today. From 2003 to present, Mr. Ford has served as a member of the faculty at the School of International and Public Affairs at Columbia University where he teaches courses on public policy management and economic policy management in countries with emerging economies. Before starting his career as a management consultant, Mr. Ford was a partner with the law firm of Marks & Murase from 1994 through 1996, and was counsel to the Kaye Scholer law firm from 1996 to 2001, while practicing law he represented a wide range of corporate clients on domestic development matters as well as international business acquisitions, partnerships and strategic alliances in Europe, Africa, Asia and the Caribbean. For his service on the Board of Directors, Mr. Ford has been granted options to purchase 250,000 shares of the Registrant's common stock, par value $0.0001 per share.

         Effective September 8, 2005, the Board of Directors of the Registrant nominated and elected Mr. George Schilling to fill the vacancy created by Mr. Jackson's resignation. In December 2004, Mr. Schilling became the President and Chief Executive Officer of Calypso Wireless, Inc., a Delaware Corporation (OTC:
CLYW) engaged in the research and development of technology solutions for the global wireless communication industry. Mr. Schilling joined Calypso Wireless as a seasoned business manager with experience and leadership in the growth of small companies that are focused on sales and global marketing. From 1999 to 2001 he worked in Public Relations for Feeling Productions, Inc., in the entertainment industry with Celine Dion. From 1990 to 1998 he acted as a self employed broker for the global construction, sales and financing plans for the delivery of yachts to his pre-qualified cliental. From 1987-1989 he served as president of Striker Yachts and oversaw the construction of over 100 vessels in Korea, Taiwan, Chile and Norway. From 1985 to 1987 he was responsible for structuring the first export financing contracts with the Italian Government promoting the construction of mega

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yachts and providing hundreds of jobs in that country. He successfully carried this concept to other countries in the European Union and Asia resulting in global relationships that led his career to senior management. Mr. Schilling received his B.S. degree from Arizona State University in 1969 with continuing studies at Grand Canyon College and South Hampton College, NY. He currently resides in Palm Beach Gardens, FL. He has appeared on World Business Review with Alexander Haig and is a recognized consultant in public relations. For his service on the Board of Directors, Mr. Schilling has been granted the option to purchase 250,000 shares of the Registrant's common stock, par value $0.0001 per share.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 28, 2005

                                                GRIDLINE COMMUNICATION
                                                HOLDINGS INC.


                                                /s/ Blaize N. Kaduru
                                                --------------------------------
                                                Name: Blaize N. Kaduru
                                                Title: Chief Executive Officer